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                                                                    EXHIBIT 10.2

                            NON-COMPETITION AGREEMENT

      This Non-Competition Agreement ("NON-COMPETITION AGREEMENT"), dated as of December 15, 2004, is made by and among Glacier Bancorp, Inc., a Montana corporation ("GLACIER"); Citizens Bank Holding Company, an Idaho corporation (the "COMPANY"); Citizens Community Bank, an Idaho state-chartered bank (the "BANK"); and the undersigned, each of whom is a director of the Company or the Bank.

                                    RECITALS

A. Glacier, the Company and the Bank have entered into a Plan and Agreement of Merger (the "MERGER AGREEMENT") dated as of the date hereof, pursuant to which the Company will merge with and into Glacier, and the Bank will become a wholly owned subsidiary of Glacier (the "TRANSACTION").

B. The parties to this Non-Competition Agreement believe that the future success and profitability of Glacier and the Bank following the Transaction (collectively, the "COMBINED ENTITY") require that existing directors of the Company and the Bank (other than officer directors who will be party to employment agreements with the Bank and/or Glacier) (the "DIRECTORS") not be affiliated in any substantial way with a Competing Business (as defined herein) for a reasonable period of time after closing of the Transaction and/or termination of the Director's status as a director of the Bank.

                                    AGREEMENT

      In consideration of the parties' performance under the Merger Agreement, the Directors agree as follows:

1. DEFINITIONS. Capitalized terms not defined in this Non-Competition Agreement have the meaning assigned to those terms in the Merger Agreement. The following definitions also apply to this Non-Competition
      Agreement:

      a. Competing Business. "COMPETING BUSINESS" means any financial institution or trust company (including without limitation, any start-up or other financial institution or trust company in formation) or holding company thereof that competes or will compete within the Covered Area with the Combined Entity or any of its subsidiaries or affiliates.

      b. Covered Area. "COVERED AREA" means the geographical area within a ninety mile radius of the Bank's principal office located at 280 S. Arthur, Pocatello, Idaho 83204.

      c. Term. "TERM" means the period of time beginning on the Effective Date and ending on the later of (i) two (2) years after the Effective Date or (ii) one year

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            following termination of a Director's service on the Board of
            Directors of the Bank.

2. PARTICIPATION IN COMPETING BUSINESS. Except as provided in Section 5 or 6, during the Term no Director may become involved with a Competing Business or serve, directly or indirectly, a Competing Business in any manner, including without limitation, (a) as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, employee, consultant, agent, or representative, or (b) during the organization and pre-opening phases in the formation of a Competing Business.

3. NO SOLICITATION. During the Term, no Director may, directly or indirectly, solicit or attempt to solicit (a) any employees of the Combined Entity or any of its subsidiaries or affiliates to participate, as an employee or otherwise, in any manner in a Competing Business, or (b) any customers of the Combined Entity or its subsidiaries or affiliates to transfer their business to a Competing Business. Solicitation prohibited under this section includes solicitation by any means, including, without limitation, meetings, letters or other mailings, electronic communications of any kind, and internet communications.

4. CONFIDENTIAL INFORMATION. During and after the Term, the Directors will not disclose any confidential information of the Combined Entity or its subsidiaries or affiliates obtained by such person while serving as a director of the Combined Entity except in accordance with a judicial or other governmental order.

5. OUTSIDE COVERED AREA. Nothing in this Non-Competition Agreement prevents a Director from becoming involved with, as a shareholder, member, partner, director, officer, manager, investor, organizer, founder (including the pre-opening phases in the formation of a Competing Business), employee, consultant, agent, representative, or otherwise, with a Competing Business that has no operations in the Covered Area.

6. PASSIVE INTEREST. Notwithstanding anything to the contrary contained herein, nothing in this Non-Competition Agreement shall prevent a Director from owning 5% or less of any class of security of a Competing Business.

7. REMEDIES. Any breach of this Non-Competition Agreement by a Director will entitle the Combined Entity, together with its successors and assigns, to injunctive relief and/or specific performance, as well as to any other legal or equitable remedies they may be entitled to.

8. GOVERNING LAW AND ENFORCEABILITY. This Non-Competition Agreement is governed by, and will be interpreted in accordance with, the laws of the State of Idaho. If any court determines that the restrictions set forth in this Non-Competition Agreement are unenforceable, then the parties request such court to reform these provisions to the maximum restrictions, term, scope or geographical area that such court finds enforceable.

9. INDIVIDUAL OBLIGATIONS. The obligations of each of the Directors under this Non-Competition Agreement are intended to be several and not joint.

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10.   COUNTERPARTS. The parties may execute this Non-Competition Agreement in one or more counterparts, including facsimile counterparts. All the counterparts will be construed together and will constitute one Agreement.

SIGNED as of December 15, 2004:

GLACIER BANCORP, INC.                       CITIZENS BANK HOLDING COMPANY

By    /s/ Michael J. Blodnick               By    /s/ Ralph G. Cottle
  -------------------------------------       ----------------------------------
   Michael J. Blodnick                         Ralph G. Cottle
   President & Chief Executive Officer         President & Chief Executive
                                               Officer

                                            CITIZENS COMMUNITY BANK

                                            By    /s/ Ralph G. Cottle
                                              ----------------------------------
                                               Ralph G. Cottle
                                               President & Chief Executive
                                               Officer

                       Additional Signatures on Next Page

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DIRECTORS:

/s/ Robert H. Ballard, Jr.
----------------------------------------
Robert H. Ballard, Jr.

/s/ Gary N. Blanchard
----------------------------------------
Gary N. Blanchard

/s/ Thomas J. Holmes
----------------------------------------
Thomas J. Holmes

/w/ W. James Johnston
----------------------------------------
W. James Johnston

/s/ William A. Knick
----------------------------------------
William A. Knick

/s/ James E. Lee
----------------------------------------
James E. Lee

/s/ Diana B. Lyon
----------------------------------------
Diana B. Lyon

/s/ Kenneth E. Satterfield
----------------------------------------
Kenneth E. Satterfield

/s/ Alan E. Stanek
----------------------------------------
Alan E. Stanek